                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 28, 1998


                         WINDMERE-DURABLE HOLDINGS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     Florida
                 ---------------------------------------------
                 (State or other jurisdiction of incorporation)


              1-10177                                    59-1028301
     -----------------------                  --------------------------------
     (Commission File Number                  (IRS Employer Identification No.)


                         Windmere-Durable Holdings, Inc.
                             5980 Miami Lakes Drive
                           Miami Lakes, Florida          33014
               -------------------------------------------------
               (Address of principal executive office) (Zip Code)








        Registrant's telephone number, including area code (305) 362-2611
                                                           --------------

                          CURRENT REPORT ON FORM 8-K/A

                         WINDMERE-DURABLE HOLDINGS, INC.

                                 August 14, 1998


ITEM 2. Acquisition or Disposition of Assets.

          On July 28, 1998, Windmere-Durable Holdings, Inc., a Florida corporation (the "Company"), announced that Salton/Maxim Housewares, Inc. ("Salton") had completed the purchase of the 6,535,072 shares of Salton common stock owned by the Company in accordance with the stock agreement, dated as of May 6, 1998 (the "Stock Agreement"), between the Company, Salton and certain Salton Executive Related Parties (as defined therein).

          The foregoing is qualified in its entirety by reference to the Stock Agreement, the full text of which is incorporated herein by reference as Exhibit 10.1, a corrected form of Schedule I to Exhibit A to the Stock Agreement, incorporated herein by reference as Exhibit 10.2, the press release, dated May 19, 1998, jointly issued by the Company and Salton, incorporated herein by reference as Exhibit 99.1, the press release issued by the Company on July 20, 1998, incorporated herein by reference as Exhibit 99.2, and the press release issued by the Company on July 28, 1998, incorporated herein by reference as
Exhibit 99.3.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Financial Statements of Business Acquired.

               Not Applicable.

          (b)  Pro Forma Financial Information.

       The unaudited pro forma financial information of the Company for the indicated periods is attached hereto as Attachment 7(b) and is incorporated herein by this reference.

          (c)  Exhibits.

EXHIBIT NO.              DESCRIPTION
-----------              -----------

10.1* Stock Agreement, dated as of May 6, 1998, by and between the Company, Salton and certain Salton Executive Related Parties (as defined therein).

10.2** Corrected form of Schedule I to Exhibit A to the Stock Agreement, dated as of May 6, 1998, by and between the Company, Salton and certain Salton Executive Related Parties (as defined therein).

99.1**            Press Release, dated May 19, 1998, jointly filed by the
                  Company and Salton.

99.2***           Press Release, dated July 20, 1998, filed by the Company.
99.3****          Press Release, dated July 28, 1998, filed by the Company.
---------------
* Incorporated herein by reference and filed as an exhibit to the Company's Current Report on Form 8-K, dated May 6, 1998.

** Incorporated herein by reference and filed as an exhibit to the Company's Current Report on Form 8-K, dated May 19, 1998.

*** Incorporated herein by reference and filed as an exhibit to the Company's Current Report on Form 8-K, dated July 20, 1998.

**** Incorporated herein by reference and filed as an exhibit to the Company's
     Current Report on Form 8-K, dated July 28, 1998.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amended Current Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            WINDMERE-DURABLE HOLDINGS, INC.



Date: August 14, 1998                       By: /s/ CINDY R. SOLOVEI
                                                ------------------------------
                                                    Cindy R. Solovei, Treasurer

                                 EXHIBIT INDEX


EXHIBIT NO.              DESCRIPTION
-----------              -----------

10.1* Stock Agreement, dated as of May 6, 1998, by and between the Company, Salton and certain Salton Executive Related Parties (as defined therein).

10.2** Corrected form of Schedule I to Exhibit A to the Stock Agreement, dated as of May 6, 1998, by and between the Company, Salton and certain Salton Executive Related Parties (as defined therein).

99.1**            Press Release, dated May 19, 1998, jointly filed by the
                        Company and Salton.

99.2***           Press Release, dated July 20, 1998, filed by the Company.
99.3****          Press Release, dated July 28, 1998, filed by the Company.
---------------
* Incorporated herein by reference and filed as an exhibit to the Company's Current Report on Form 8-K, dated May 6, 1998.

** Incorporated herein by reference and filed as an exhibit to the Company's Current Report on Form 8-K, dated May 19, 1998.

*** Incorporated herein by reference and filed as an exhibit to the Company's Current Report on Form 8-K, dated July 20, 1998.

**** Incorporated herein by reference and filed as an exhibit to the Company's
     Current Report on Form 8-K, dated July 28, 1998.

                                                                 Attachment 7(b)

                        WINSMERE-DURABLE HOLDINGS, INC.
                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

The accompanying unaudited pro forma financial information gives effect to the Company's sale of its Salton/Maxim Housewares, Inc. ("Salton Maxim") shares. On July 29, 1998, the Company sold 6,535,072 shares of Salton Maxim stock (representing an approximate 50% interest in that company) back to Salton Maxim. For purposes of the following presentation, the pro forma information presented herein also includes the Company's recent purchase of the Black & Decker Household Products Group ("HPG") and is derived from the Company's Prospectus Supplement dated July 22, 1998 to Prospectus dated June 29, 1998 as filed under Rule 424(b)(5).

In accordance with Rule 11-02(5) of Regulation S-X, the accompanying unaudited pro forma income statements do not include the gain on the sale of the stock of approximately $43,900,000 and related tax expense of approximately $14,900,000 that the Company will include in its income statement for the period ending September 30, 1998.

                        WINDMERE-DURABLE HOLDINGS, INC.
                            PRO FORMA BALANCE SHEET
                                 MARCH 31, 1998
                                ($ in Thousands)


                                                       PRO FORMA                  PRO FORMA   PRO FORMA
                                           HISTORICAL     HPG        SUBTOTAL      SALTON    AS ADJUSTED
                                           ----------  ---------     --------     ---------  -----------
CASH AND CASH EQUIVALENTS                 $  2,491      $16,791     $ 19,282     $ 44,860 (1) $ 64,142

ACCOUNTS RECEIVABLE, NET                    38,506       65,492      103,998        6,203 (2)  110,201
NOTES RECEIVABLE                                --           --           --       15,000 (3)   15,000
RECEIVABLE FROM AFFILIATES                  17,303           --       17,303       (6,203)(2)   11,100
INVENTORY                                   99,769       61,037      160,806                   160,806
PREPAID EXPENSES                             7,032        5,236       12,268                    12,268
FUTURE TAX BENEFITS                          3,950           --        3,950                     3,950
REFUNDABLE INCOME TAXES                      1,274           --        1,274                     1,274
                                           -------      -------      -------      -------      -------
    TOTAL CURRENT ASSETS                   170,325      148,556      318,881       59,860      378,741

INVESTMENT IN JOINT VENTURES                43,699           --       43,699      (28,378)(1)   15,321
NOTES RECEIVABLE FROM AFFILIATE              7,872           --        7,872                     7,872
PROPERTY, PLANT, AND EQUIP                  38,009       48,720       86,729                    86,729
OTHER ASSETS                                13,766       16,515       30,281                    30,281
INTANGIBLE ASSETS                               --      219,991      219,991                   219,991
                                           -------      -------      -------      -------      -------
    TOTAL ASSETS                          $273,671     $433,782     $707,453     $ 31,482     $738,935
                                           =======      =======      =======      =======      =======

NOTES AND ACCEP. PAYABLE                  $ 45,451     $(39,000)    $  6,451     $(10,848)(4) $ (4,397)
CURRENT PORTION OF L-T DEBT                  3,365         (814)       2,551                     2,551
ACCOUNTS PAYABLE AND ACCRUED EXP            16,110       75,574       91,684       24,328 (5)  116,012
DEFERRED INCOME, CURRENT PORTION               165                       165                       165
                                           -------      -------      -------      -------      -------
    TOTAL CURRENT LIABILITIES               65,091       35,760      100,851        7,328      114,331

LONG TERM DEBT                              15,866      293,981      309,847      (26,000)(1)  283,847
DEFERRED INCOME/OTHER LIABILITIES            1,031        6,317        7,348       15,000 (3)   22,348

COMMON STOCK                                 1,872          304        2,176                     2,176
PAID IN CAPITAL                             40,668       97,420      138,088                   138,088

TRANSLATION ADJUSTMENT                      (1,080)                   (1,080)                   (1,080)
RETAINED EARNINGS                          150,223                   150,223       29,002 (6)  179,225
                                           -------      -------      -------      -------      -------

    TOTAL STOCKHOLDERS EQUITY              191,683       97,724      289,407      324,561      318,409
                                           -------      -------      -------      -------      -------

TOTAL LIAB AND STOCK. EQUITY              $273,671     $433,782     $707,453     $ 31,482     $738,935
                                           =======      =======      =======       ======      =======


                        WINDMERE-DURABLE HOLDINGS, INC.
                           PRO FORMA INCOME STATEMENT
                    FOR THE THREE MONTHS ENDED MARCH 31, 1998

                       ($'s In Thousands Except EPS data)


                                           PRO FORMA                    PRO FORMA               PRO FORMA
                               HISTORICAL     HPG       SUBTOTAL          SALTON                ADJUSTMENT
                              ----------------------------------------------------------------------------
SALES                         $ 55,394    $  61,755     $117,149      $                         $117,149
COST OF GOODS SOLD              42,511       43,538       86,049                                  86,049

                               -------     --------      -------       ------                  ------------
    GROSS PROFIT                12,883       18,217       31,100                                  31,100

SG&A                            11,706       20,332       32,038                                  32,038

RESTRUCTURING CHARGE                --       15,500       15,500
                               -------     --------      -------       ------                  ------------

    OPERATING PROFIT             1,177      (17,615)     (16,438)                                (16,438)

INTEREST EXPENSE                 1,045        5,998        7,043         (217)(7)                  6,290
                                                                         (536)(10)

INTEREST INCOME                    680                       680          150 (8)                  1,097
                                                                          267 (9)
OTHER INCOME                        --          121          121                                     121

                               -------     --------      -------       ------                  ------------

EARNINGS BEFORE JV                 812      (23,492)     (22,680)       1,170                    (21,510)

JV INCOME                          445                       445       (1,027)(11)                  (582)

INCOME TAXES (BENEFIT)             121       (8,739)      (8,618)         445 (12)                (8,173)
                               -------     --------      -------       ------                  ------------

NET EARNINGS (LOSS)           $  1,136    $ (14,753)    $(13,617)     $  (302)                  $(13,919)
                              ========     ========      =======       ======                   ===========

EPS - DILUTED                 $   0.06                  $  (0.59)                               $  (0.60)
                              ========                  ========                                ===========

WEIGHTED AVG SHARES             20,194        3,041       23,235                                  23,235
                              ========     ========     ========                                ===========


                        WINDMERE-DURABLE HOLDINGS, INC.
                           PRO FORMA INCOME STATEMENT
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997

                       ($'s In Thousands Except EPS data)


                                          PRO FORMA                 PRO FORMA       PRO FORMA
                              HISTORICAL     HPG       SUBTOTAL       SALTON        ADJUSTMENT
                            --------------------------------------------------------------------
SALES                         $261,885    $402,928     $664,813     $               $664,813
COST OF GOODS SOLD             197,507     288,293      485,800                      485,800
                               -------    --------     --------      ------         --------
    GROSS PROFIT                64,378     114,635      179,013                      179,013

SG&A                            50,349      96,023      146,372                      146,372
                               -------    --------     --------      ------         --------

    OPERATING PROFIT            14,029      18,612       32,641                       32,641

INTEREST EXPENSE                 3,351      23,992       27,343        (868)(7)       24,331
                                                                     (2,144)(10)

INTEREST INCOME                  2,727                    2,727         600 (8)        4,395
                                                                      1,068 (9)
OTHER EXPENSE                       --         579          579                          579

                               -------    --------     --------      ------         --------

EARNINGS BEFORE JV              13,405      (5,959)       7,446       4,680           12,126

JV INCOME                        7,353                    7,353      (4,331)(11)       3,022

INCOME TAXES (BENEFIT)             923       1,906        2,829       1,778 (12)       4,607
                               -------    --------     --------      ------         --------

NET EARNINGS(LOSS)              19,835    $ (7,865)    $ 11,970     $(1,429)        $ 10,541
                               =======    ========     ========      ======         ========

EPS - DILUTED                 $   1.00                 $   0.52                     $    .46
                               =======                 ========                     ========

WEIGHTED SHARES                 19,776       3,041       22,817                       22,817
                               =======    ========     ========                     ========


                        WINDMERE-DURABLE HOLDINGS, INC.
                 FOOTNOTES TO PROFORMA FINANCIAL INFORMATION


BALANCE SHEET

1) REPRESENTS THE PROCEEDS OF THE SALE AND RESULTANT INCREASE IN CASH, PAYOFF OF LONG-TERM DEBT, ACCRUED INCOME TAXES, AND ELIMINATION OF SALTON INVESTMENT

2) REPRESENTS A RECLASSIFICATION OF AMOUNT DUE FROM SALTON FROM A/R AFFILIATES TO A/R TRADE

3) REPRESENTS THE ADDITIONAL PURCHASE PRICE REPRESENTED BY A NOTE RECEIVABLE RECEIVED FROM SALTON. AS THIS AMOUNT WILL BE OFFSET BY FUTURE PURCHASES, THE CORRESPONDING CREDIT WAS TO DEFERRED REVENUE RATHER THAN GAIN ON SALE

4) REPRESENTS THE PAYMENT OF THE SALTON NOTE PAYABLE

5) REPRESENTS THE INCOME TAXES AND OTHER ACCRUED EXPENSES

6) REPRESENTS THE GAIN ON SALE OF STOCK, NET OF TAX

INCOME STATEMENT

7) REPRESENTS THE ELIMINATION OF THE INTEREST EXPENSE ON THE SALTON NOTE PAYABLE

8) RERESENTS THE INTEREST INCOME ON THE $15 MILLION NOTE RECEIVABLE FROM SALTON AT 4%

9) REPRESENTS THE INTEREST INCOME ON THE NET CASH PROCEEDS

10) REPRESENTS THE REDUCTION OF INTEREST EXPENSE ON THE PORTION OF THE BANK DEBT REPAID

11) REPRESENTS THE ELIMINATION OF THE COMPANY'S SHARE OF THE EARNINGS OF SALTON MAXIM

12) REPRESENTS THE TAX EFFECT OF THE PRO FORMA ADJUSTMENTS EXCLUDING THE GAIN ON SALE OF INVESTMENT